                                                                    Exhibit 5(b)

                  AMENDED AND RESTATED DISTRIBUTION AGREEMENT

      THIS AMENDED AND RESTATED DISTRIBUTION AGREEMENT (the "Agreement") is made as of the 2nd day of August, 2004, by and between Janus Adviser, a statutory trust organized and existing under the laws of the State of Delaware ("the Trust"), on behalf of the Investor Shares, Class A Shares, Class I Shares and Class C Shares (each, a "Class") of each of its portfolios, whether now existing or hereafter created (each a "Fund" or collectively the "Funds"), and Janus Distributors LLC, a limited liability company organized and existing under the laws of the State of Delaware ("Distributor" or "Janus Distributors"). This Agreement amends and restates the Distribution Agreement dated August 5, 2003. This Agreement applies to the Investor Shares, Class A Shares, Class I Shares, Class C Shares, and to any additional share classes hereafter created (together, the "Shares") of each Fund of the Trust.

                                   WITNESSETH:

      WHEREAS, the Trust is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the laws of each state or jurisdiction in which the Distributor engages in business to the extent such law requires, and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") (such registrations and membership are referred to collectively as the "Registrations"); and

      WHEREAS, the Trust and the Distributor are parties to a Distribution Agreement, under which the Distributor serves as Distributor to Investor Shares, Class A Shares, Class C Shares and Class I Shares of the Funds, and the parties now wish to amend such agreement; and

      WHEREAS, the Trust has adopted on behalf of each of the Investor Shares, Class A Shares, Class I Shares and Class C Shares of each Fund a separate Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act; and

      WHEREAS, the Trust desires the Distributor to act as the underwriter for the public offering of the Shares of each Fund;

      NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

      1. Appointment. The Trust appoints Janus Distributors to act as distributor of the Shares of each Fund.

      2. Delivery of Fund Documents. The Trust has furnished the Distributor with properly certified or authenticated copies of each of the following in effect on the date hereof and shall furnish the Distributor from time to time properly certified or authenticated copies of all amendments or supplements thereto:

      (a)   Trust Instrument;

      (b)   Bylaws; and

      (c) Resolutions of the Board of Trustees (hereinafter referred to as the "Trustees") selecting the Distributor as distributor and approving this form of agreement and authorizing its execution.

      The Trust shall furnish the Distributor promptly with copies of any registration statements filed by it with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, (the "1933 Act") or the 1940 Act, together with any financial statements and exhibits included therein, and all amendments or supplements thereto hereafter filed.

      The Trust shall also furnish the Distributor with such other certificates or documents as the Distributor may from time to time, in its discretion, reasonably deem necessary or appropriate in order to properly perform its duties under this Agreement.

      3. Solicitation of Orders for Purchase of Shares.

      (a) Subject to the provisions of Paragraphs 4 and 7 hereof, and to such minimum purchase requirements as may from time to time be indicated in the prospectus or statement of additional information of the Shares of each Fund, the Distributor is authorized to solicit, as agent on behalf of the Trust, unconditional orders for purchases of each Fund's Shares authorized for issuance and registered under the 1933 Act, provided that:

      (1) The Distributor shall act solely as a disclosed agent on behalf of and for the account of the Trust;

      (2) The Distributor shall confirm or arrange with the transfer agent for the Shares to confirm all purchases of the Shares. Such confirmation shall conform to the requirements of Rule 10b-10 under the 1934 Act and shall clearly state that the Distributor is acting as agent in the transaction;

      (3) The Distributor shall have no liability for payment for purchases of Shares it sells as agent;

      (4) Each order to purchase Shares of a Fund received by the Distributor shall be subject to acceptance by an officer of the Trust and entry of the order on such Fund's records or shareholder accounts and is not binding until so accepted and entered; and

      (5) With respect to the Shares of each Fund, the Distributor may appoint sub-agents or distribute through dealers (pursuant to the Distribution and Shareholder

            Servicing Agreement applicable to that class, forms of which are attached hereto as Exhibits A, B, and C), the Distributor's own sales representatives or otherwise as the Distributor may determine from time to time.

      The purchase price of a Fund's Shares to the public shall be the public offering price described in Paragraph 6 hereof.

      (b) In consideration of the rights granted to the Distributor under this Agreement, the Distributor will use its best efforts (but only in states and jurisdictions in which the Distributor may lawfully do so) to solicit from investors unconditional orders to purchase Shares of each Fund. The Trust shall make available to the Distributor without cost to the Distributor the currently effective prospectus and statement of additional information for the Shares of each Fund and all information, financial statements and other papers that the Distributor requires for use in connection with the distribution of Shares. The Trust shall provide such materials in the form of camera ready copies, computer diskettes, or other form reasonably requested by Distributor, to enable Distributor to provide one copy or diskette to each shareholder of record (it being understood that the shareholders of record shall be responsible for providing copies of such materials to the beneficial owners in accordance with applicable law).

      4. Solicitation of Orders to Purchase Shares by Fund. The rights granted to the Distributor shall be non-exclusive in that the Trust reserves the right to otherwise solicit purchases from, and sell Shares to, investors, including without limitation the right to issue Shares in connection with the merger or consolidation of any other investment company, trust or personal holding company with a Fund, or a Fund's acquisition, by the purchase or otherwise, of all or substantially all of the assets of an investment company, trust or personal holding company, or substantially all of the outstanding shares or interests of any such entity.

      5. Sales Commission, Compensation and Expenses.

            (a) The Trust shall pay all charges of its transfer, shareholder recordkeeping, dividend disbursing and redemption agents, if any; all expenses of preparation, printing and mailing of confirmations; all expenses of preparation and printing of annual or more frequent revisions of each Fund's prospectus and statement of additional information and of supplying copies thereof to shareholders; all expenses of registering and maintaining the Registrations of the Trust under the 1940 Act and the sale of the Trust's Shares under the 1933 Act; all expenses of qualifying and maintaining qualifications of each Fund and of the Shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of each Fund under all laws applicable to the Trust or its business activities.

            (b) The Distributor may receive from the Trust any amounts authorized for payment to the Distributor out of the applicable Distribution and Shareholder Servicing Plans for the Shares. The Distributor may use such payments, in its discretion, to compensate dealers, third party service providers, or other entities who provide distribution-related services to the extent permitted by the Distribution and Shareholder Servicing Plans. The Distributor may retain some or all of such payments pursuant to the Distribution and Shareholder Servicing Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

            (c) The Distributor shall be entitled to impose a charge on the sale of Class A Shares in the amount set forth, if any, in the then current prospectus and statement of additional information for such Class. Such sales charge (subject to any reductions or eliminations of sales charges as set forth in the then current prospectus and statement of additional information for such Class) shall be an amount mutually agreed upon by the Distributor and the Trust and equal to the difference, if any, between the net asset value and the public offering price of the Class A Shares. The Distributor may re-allow sub-agents or dealers such sales charges, including payment exceeding the total sales charges, as the Distributor shall deem advisable so long as any such sales charges and additional compensation are set forth in the then current prospectus and statement of additional information of such Class to the extent required by all applicable securities laws. The Distributor may retain a contingent deferred sales charge, if applicable, on Class A Shares and Class C Shares redeemed by the holders thereof, in the amount and on the terms set forth in the then current prospectus and statements of additional information for such Classes.

      6. Public Offering Price. All solicitations by the Distributor pursuant to this Agreement shall be for orders to purchase Shares of a Fund at the public offering price set forth in the then current prospectus and statements of additional information for the Shares. The public offering price for each accepted subscription for a Fund's Shares will be the net asset value per share next determined by the Trust after it accepts such subscription, plus, with respect to Class A Shares, an initial sales charge equal to a percentage of the net asset value of the Shares, if applicable, as described in the then effective prospectus and statement of additional information for such Class. Certain Classes of Shares may also be sold subject to a contingent deferred sales charge, in such amount and on such terms as set forth in the then current prospectus and statements of additional information for the Classes. The net asset value per share of the Shares shall be determined in the manner provided in the Trust's Trust Instrument as now in effect or as it may be amended from time to time, and as reflected in the then current prospectus and statements of additional information covering the Shares.

      7. Suspension of Sales. If and whenever the determination of a Fund's net asset value is suspended and until such suspension is terminated, no further orders for Shares shall be accepted by the Trust except such unconditional orders placed with the Trust and accepted by it before the suspension. In addition, the Trust reserves the right to suspend sales of Shares of a Fund if, in the judgment of the Trustees, it is in the best interest of the Fund to do so, such suspension to continue for such period as may be determined by the Trustees; and in that event, (i) at the direction of the Trust, the Distributor shall suspend its solicitation of orders to purchase Shares of such Fund until otherwise instructed by the Trust and (ii) no orders to purchase Shares of such Fund shall be accepted by the Trust while such suspension remains in effect unless otherwise directed by its Trustees.

      8. Authorized Representations. The Distributor is not authorized by the Trust to give on behalf of any Fund any information or to make any representations in connection with the sale of Shares other than the information and representations contained in such Fund's registration statement filed with the SEC under the 1933 Act and/or the 1940 Act, covering Shares, as such registration statement or such Fund's prospectus or statement of additional information may be amended or supplemented from time to time, or contained in shareholder reports or other material that may be prepared by or on behalf of such Fund or approved by such Fund for the Distributor's use.

      9. Registration of Additional Shares. The Trust hereby agrees to register an indefinite number of Shares pursuant to Rule 24f-2 under the 1940 Act. The Trust will, in cooperation with the Distributor, take such action as may be necessary from time to time to qualify the Shares of each Fund (so registered or otherwise qualified for sale under the 1933 Act), in any state or jurisdiction mutually agreeable to the Distributor and the Trust, and to maintain such qualification; provided, however, that nothing herein shall be deemed to prevent the Trust from qualifying the Shares without approval of the Distributor in any state it deems appropriate.

      10. Conformity With Law. The Distributor agrees that in soliciting orders to purchase Shares it shall duly conform in all respects with applicable federal and state laws and with the rules and regulations of the NASD. The Distributor will use its best efforts to maintain its Registrations in good standing during the term of this Agreement and will promptly notify the Trust in the event of the suspension or termination of any of the Registrations.

      11. Anti-Money Laundering. The Distributor agrees that it will establish and implement an anti-money laundering program that duly conforms in all respects with current applicable federal anti-money laundering laws and regulations.

      12. Independent Contractor. The Distributor shall be an independent contractor and neither the Distributor, nor any of its officers, directors, employees, or representatives is or shall be an employee of the Trust in the performance of the Distributor's duties hereunder. The Distributor shall be responsible for its own conduct and the employment, control, and conduct of its agents and employees and for injury to such agents or employees or to others through its agents and employees and agrees to pay or to insure that persons other than the Trust will pay all employee taxes due with respect to the activities of its agents and employees.

      13. Indemnification. The Distributor agrees to indemnify and hold harmless the Trust and each of the Trustees and its officers, employees and representatives and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims and expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claim or expense and reasonable legal counsel fees incurred in connection therewith) to which the Trust or such Trustees, officers, employees, representatives, or controlling person or persons may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any shares of any Fund by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering Shares of such Fund filed or made public by the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to such Fund by the Distributor in writing. In no case (i) is the Distributor's indemnity in favor of the Trust, or any person indemnified, to be deemed to protect the Trust or such indemnified person against any liability to which the Trust or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its or such person's duties or by reason of its or such person's reckless disregard of its or such person's obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Trust or any person indemnified unless the Trust or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim served upon the Trust or upon such person (or after the Trust or such person shall have received notice of such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability that the Distributor may have to the Trust or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this paragraph.

      The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the persons indemnified who are defendants in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, persons indemnified who are defendants in the suit shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse persons indemnified who are defendants in such suit for the reasonable fees of any legal counsel retained by them in such litigation.

      The Trust agrees to indemnify and hold harmless the Distributor and each of its directors, officers, employees, and representatives and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claim or expenses and reasonable legal counsel fees incurred in connection therewith) to which the Distributor or such of its directors, officers, employees, representatives or controlling person or persons may become subject under the 1933 Act, under any other statute, at common law, or otherwise arising out of the acquisition of any Shares of any Fund by any person which (i) may be based upon any wrongful act by the Trust or any of the Trustees, or the Trust's officers, employees or representatives other than the Distributor, or
(ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering Shares filed or made public by the Trust or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon information furnished by the Distributor to the Trust. In no case (i) is the Trust's indemnity in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or such indemnified person against any liability to which the Distributor or such indemnified person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its or such person's duties or by reason of its or such person's reckless disregard of its or such person's obligations and duties under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor, or such person, as the case may be, shall have notified the Trust in writing of the claim within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim served upon the Distributor or upon such person (or after the Distributor or such person shall have received notice of such service on any designated agent). However, failure to notify the Trust of any such claim shall not relieve the Trust from any liability which the Trust may have to the Distributor or any person against whom such action is brought otherwise than on account of the Trust's indemnity agreement contained in this paragraph.

      The Trust shall be entitled to participate, at its own expense, in the defense or, if the Trust so elects, to assume the defense of any suit brought to enforce such claim but, if the Trust elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Trust and satisfactory to the persons indemnified who are defendants in the suit. In the event that the Trust elects to assume the defense of any such suit and retain such legal counsel, the persons indemnified who are defendants in the suit shall bear the fees and expenses of any additional legal counsel retained by them. If the Trust does not elect to assume the defense of any such suit, the Trust will reimburse the persons indemnified who are defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them in such litigation.

      14. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first written above and unless terminated as provided herein, shall remain in effect through July 1, 2005, and from year to year thereafter with respect to each Class of Shares of each Fund, but only so long as such continuance is specifically approved at least annually (a) by a vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, voting in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of either a majority of the Trustees or a majority of the outstanding voting securities of the respective Class of Shares. If the continuance of this Agreement is not approved as to a Class of Shares of a Fund or a Fund as a whole, the Distributor may continue to render to that Class of Shares or Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder, and this Agreement shall continue with respect to a Class of Shares of the Funds, or those Funds as a whole that have approved its continuance. This Agreement may be terminated with respect to a Class of Shares of a Fund or a Fund as a whole, without the payment of any penalty, on 60 days' written notice, (a) by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of such Class of Shares of the Fund or of the Fund, and (b) with respect to a particular Class of Shares, by a vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Distribution and Shareholder Servicing Plan related to such Class of Shares or in any agreements related to such Distribution and Shareholder Servicing Plan, or (c) by the Distributor. Without prejudice to any other remedies of the Trust, the Trust may terminate this Agreement at any time immediately on written notice in the event of the Distributor's failure to fulfill any of its obligations hereunder, including the termination or suspension of any of the Registrations. This Agreement will automatically terminate in the event of its assignment.

      In interpreting the provisions of this Paragraph 14, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment," and "majority of the outstanding voting securities") shall be applied.

      15. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by each party against which enforcement of the change, waiver, discharge, or termination is sought. All material amendments to this Agreement must be approved by votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, voting in person at a meeting called for the purpose of voting on the Agreement. If the Trust should at any time deem it necessary or advisable in the best interests of a Fund or Class that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the SEC or any other governmental authority or to obtain any advantage under state or Federal or tax laws and notifies the Distributor of the form of such amendment, and the reasons therefore, and if the Distributor should decline to assent to such amendment, the Trust may terminate this Agreement as to that Fund or Class forthwith. If the Distributor should at any time request that a change be made in the Trust's Trust Instrument or Bylaws or in its methods of doing business, or in the registration statement, the prospectus or the statement of additional information of any Fund, in order to comply with any requirements of Federal or state law or regulations of the SEC, or of a national securities association of which the Distributor is or may be a member, relating to the sale of Shares, and the Trust should not make such necessary changes within a reasonable time, the Distributor may terminate this Agreement as to that Fund or Class forthwith.

      16. Limitation of Personal Liability. The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, employee or agent, or holder of shares of beneficial interest of the Trust, whether past, present or future, shall be personally liable for any of such liabilities.

      17. Notification by the Trust. The Trust agrees to advise the Distributor immediately:

            (a) of any request by the SEC for amendments to the Trust's Registration Statement insofar as it relates to the Shares of any of the Funds, the prospectus or the statement of additional information or for additional information;

            (b) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Trust's Registration Statement insofar as it relates to the Shares of any of the Funds, the prospectus or the statement of additional information or the initiation of any proceeding for that purpose;

            (c) of the occurrence of any material event which makes untrue any statement made in the Trust's Registration Statement insofar as it relates to the Shares of any of the Funds, the prospectus or the statement of additional information or which requires the making of a change in order to make the statements therein not misleading; and

            (d) of all actions of the SEC with respect to any amendments to the Trust's Registration Statement, which may from time to time be filed with the SEC under the 1933 Act, insofar as they are related to the Shares of any of the Funds, the prospectus or the statement of additional information.

      18. Privacy. Each party agrees that, with respect to "non-public personal information," as defined in Regulation S-P, it will comply with Regulation S-P and will not disclose any non-public personal information received in connection with this Agreement to any other party, except to the extent necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P.

      19. Miscellaneous. The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      20. Governing Law. This Agreement shall be governed by, and construed in accordance with, applicable federal law and with the laws of the state of Colorado, exclusive of conflicts of laws.

      21. Severability. The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

      22. Entire Agreement. This Agreement is the entire contract between the parties relating to the subject matter hereof and supercedes all prior agreements between the parties relating to the subject matter hereof.

      23. Notice. Any notice required or permitted to be given by a party to this Agreement or to any other party hereunder shall be deemed sufficient if delivered in person or sent by registered or certified mail, postage prepaid, addressed by the party giving notice to each such other party at the address provided below or to the last address furnished by each such other party to the party giving notice.

         If to the Trust:                            151 Detroit Street
                                                     Denver, Colorado  80206
                                                     Attn:  Secretary

         If to the Distributor:                      151 Detroit Street
                                                     Denver, Colorado  80206
                                                     Attn:  Secretary

      IN WITNESS WHEREOF, the parties have executed this Agreement.

ATTEST:                               JANUS ADVISER

/s/Kelley Abbott Howes                By: /s/Girard C. Miller
----------------------                    -------------------------------------
                                          Girard C. Miller
                                          President and Chief Executive officer

ATTEST:                               JANUS DISTRIBUTORS LLC

/s/Kelley Abbott Howes                By: /s/Loren M. Starr
----------------------                    -------------------------------------
                                          Loren M. Starr
                                          Vice President of Finance and
                                          Chief Financial Officer

                                    EXHIBIT A

   FORMS OF DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT FOR CLASS I SHARES

                 DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT
                         CLASS I SHARES OF JANUS ADVISER
                                   (for Plans)

      This Agreement is made as of _________________, by and between Janus Distributors LLC (the "Distributor"), a Delaware limited liability company, and _________________________________________ (the "Service Provider"), a
____________________ corporation.

                                    RECITALS

      A. The Distributor serves as the distributor to Janus Adviser (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

      B. Service Provider desires to provide certain distribution and shareholder services to certain participants ("Plan Participants") in pension or retirement plans ("Plans") in connection with their investment in the Class I Shares ("Shares") of the series of the Trust listed on Exhibit A hereto (each a "Fund") and Distributor desires Service Provider to provide such services, subject to the conditions of this Agreement.

      C. Pursuant to Rule 12b-1 under the 1940 Act, the Shares of each Fund have adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") which, among other things, authorizes the Distributor to enter into this Agreement with organizations such as Service Provider and to compensate such organizations out of each Fund's average daily net assets attributable to the Shares.

      D. The parties desire that Shares of the Funds be available as investment options for Plan Participants.

                                    AGREEMENT

      1. Services of Service Provider

            (a) The Service Provider shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Plan Participants who invest in the Shares of the Funds: delivering prospectuses, statements of additional information and shareholder reports to prospective and existing Plan Participants; delivering shareholder reports and proxy materials to Plan Participants; providing educational materials regarding the Shares; providing facilities to answer questions from prospective and existing Plan Participants about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Shares; and assisting Plan Participants in completing application forms and selecting account options.

            (b) The Service Provider will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Plan Participants.

            (c) All orders for Shares are subject to acceptance or rejection by the Trust in its sole discretion, and the Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of such Shares to the Service Provider for the account of any Plan Participant or Participants.

            (d) Service Provider shall not make the Shares available to Plan Participants except in compliance with federal and state securities law and subject to the terms of the prospectus for the Shares. Service Provider shall be responsible for delivering the prospectus, statement of additional information, shareholder reports, proxy materials and similar materials for the Shares to Plan Participants in accordance with and within the time frames required by applicable law.

            (e) The Service Provider will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

      2. Indemnification. The Service Provider shall indemnify Distributor, the Trust and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Service Provider's negligent or willful act, omission or error, or Service Provider's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

      3. Approval of Informational Materials.

            (a) No person is authorized to make any representations concerning the Trust, the Funds, the Shares, or Distributor except those representations contained in the then-current prospectus and statement of additional information for the Shares and in such printed information as Distributor or the Trust may subsequently prepare. Service Provider shall send all filings with state and federal agencies and marketing materials in which the Trust or the Funds are named to Distributor for review at least fifteen business days prior to its filing or general release. No such materials shall be used if Distributor reasonably objects to such use.

            (b) If Service Provider elects to include any materials provided by Distributor, specifically prospectuses, statements of additional information, shareholder reports or proxy materials, on its web site or in any other computer or electronic format, Service Provider assumes sole responsibility for maintaining such materials in the form provided by Distributor and for promptly replacing such materials with all updates provided by Distributor.

      4. Maintenance of Records.

            (a) Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Service Provider shall provide Distributor, the Trust or the representative of either, copies of all such records.

            (b) Service Provider shall maintain and transmit to Distributor, if specifically required by a particular state, information on sales, redemptions and exchanges of Shares of each Fund by state or jurisdiction of residence of Plan Participants and any other information requested by Distributor to enable Distributor or its affiliates to properly register or report the sale of the Shares under the securities, licensing or qualification laws of the various states and jurisdictions. Such information shall be provided in a form mutually agreeable to Distributor and Service Provider.

      5. Operations of the Funds. Nothing in this Agreement shall in any way limit the authority of the Trust or Distributor to take such lawful action as either may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's Board of Trustees from taking any actions deemed necessary by such Trustees in furtherance of their fiduciary duties to the Trust and its shareholders, which, among other things, may include the refusal to sell Shares of any Fund to any person, or to suspend or terminate the offering of the Shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Fund.

      6. Proprietary Rights. Janus Capital Management LLC ("Janus Capital") is the sole owner of the name and mark "Janus." Neither the Service Provider, nor its affiliates, employees, or agents shall, without prior written consent of Janus Capital, use the name or mark "Janus" or make representations regarding the Trust, Distributor, Janus Capital, or their affiliates, or any products or services sponsored, managed, advised, or administered by the Trust, Distributor, Janus Capital or their affiliates, except those contained in the then current prospectus and the then current printed sales literature for the Shares of the Funds. All references contained in this Agreement to "the name or mark `Janus'" shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. The Service Provider will make no use of the name or mark "Janus" except as expressly provided in this Agreement or expressly authorized by Janus Capital in writing. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Janus Capital. Upon termination of this Agreement for any reason, the Service Provider shall immediately cease any and all use of any Janus mark(s).

      7. Fees. In consideration of Service Provider's performance of the services described in this Agreement, Distributor shall pay to the Service Provider a monthly fee ("Distribution Fee") calculated as follows: the average aggregate amount invested in each month in the Shares of each Fund by Plans whose Plan Participants receive services hereunder by the

Service Provider is multiplied by a pro-rata fee factor. The pro-rata fee factor is calculated by: (a) dividing the per annum factor set forth on Exhibit A for the Shares of each Fund by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by Plans whose Plan Participants receive services hereunder by the Service Provider (share net asset value multiplied by total number of shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

      Distributor will calculate the fee at the end of each month and will make such reimbursement to the Service Provider. The reimbursement check will be accompanied by a statement showing the calculation of the monthly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Service Provider. Payments to Service Provider for periods 180 days or more prior to the current month shall be at Distributor's discretion.

      If the Service Provider utilizes a third party who has an agreement with Distributor to provide some or all of the services set forth in this Agreement and Service Provider wishes Distributor to directly pay such third party for such services, the total reimbursement due to the Service Provider or the third party from Distributor for such services provided by such third party on behalf of the Service Provider shall not exceed the fees set forth pursuant to this Agreement. In no event shall Distributor make partial payments of fees to both the Service Provider and any such third party.

      8. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

      9. Representations, Warranties and Agreements. The Service Provider represents, warrants, and covenants that:

            (a) The Service Provider will comply in all material respects with all applicable laws, rules and regulations;

            (b) The Service Provider is authorized by the Plans to enter into this Agreement;

            (c) The Service Provider is registered as a broker and dealer pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and any applicable state securities laws or is not required to be registered in order to enter into and perform the services set forth in this Agreement;

            (d) The performance of the duties and obligations and provision of services by Service Provider as described in this Agreement and the receipt of the fee provided in this Agreement will not violate federal or state banking law, the Employee Retirement Income

Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended ("IRC"), federal or state securities laws, or any other applicable law;

            (e) The fee arrangement under this Agreement will be disclosed to a Plan fiduciary unrelated to the Service Provider, prior to the Service Provider's receipt of fees hereunder; and

            (f) [SELECT ALTERNATIVE A OR B] A. [Neither the Service Provider, nor any affiliate, will be a "fiduciary" of the Plans, as such term is defined in Section 3(21) of ERISA and Section 4975 of the IRC. Neither the Service Provider, nor any affiliate, makes any investment recommendations to any of the Plans or Plan Participants.] B. [The Service Provider will reduce the fees it charges to the Plans by an amount equal to the fees paid pursuant to this Agreement.] The receipt of the fees described in this Agreement by the Service Provider will not constitute a non-exempt "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the IRC.

      10. Market Timing. Service Provider acknowledges that Distributor has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

      11. Termination.

            (a) Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Service Provider, without penalty, upon 60 days' prior written notice to the other party. This Agreement may also be terminated with respect to any Fund at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Shares of such Fund on 60 days' written notice.

            (c) In addition, either party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

      12. Miscellaneous.

            (a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

            (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

            (d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (e) All notices and other communications to either Service Provider or Distributor will be duly given if mailed or faxed to the address set forth below, or to such other address as either party may provide in writing to the other party.

         If to Distributor:

         Janus Distributors LLC
         100 Fillmore Street
         Denver, Colorado 80206
         Attn:  General Counsel

         If to the Service Provider:

         _______________________________
         _______________________________
         _______________________________
         _______________________________

JANUS DISTRIBUTORS LLC
                                               ________________________________
                                               (Name of Service Provider)

By: ___________________________                By: ____________________________
Name:  Bonnie M. Howe                          Name: __________________________
Title:    Vice President                       Title: _________________________

          EXHIBIT A TO DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT

      Name of Fund                                              Fee Factor*
      ------------                                              -----------
All Funds of Janus Adviser**                                       .25%
    (Class I Shares)

The Service Provider has no obligation to make available any or all of the Funds of Janus Adviser.

------------------
* Shall not exceed 0.25%

** Certain Funds of Janus Adviser may become closed to new investors after the date of this Agreement. If a certain Janus Adviser Fund closes, such Fund may no longer be available for purchase or may be purchased only under certain restrictions as determined by that Fund and set forth in the Fund's then current prospectus.

                 DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT
                         CLASS I SHARES OF JANUS ADVISER
                          (for Bank Trust Departments)

      This Agreement is made as of _________________, by and between Janus Distributors LLC (the "Distributor"), a Delaware limited liability company, and _______________________________________ (the "Service Provider"), a
____________________ corporation.

                                    RECITALS

      A. The Distributor serves as the distributor to Janus Adviser (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

      B. Service Provider desires to provide certain distribution and shareholder services to its clients ("Shareholders") in connection with their investment in the Class I Shares ("Shares") of the series of the Trust listed on Exhibit A hereto (each a "Fund") and Distributor desires Service Provider to provide such services, subject to the conditions of this Agreement.

      C. Pursuant to Rule 12b-1 under the 1940 Act, the Shares of each Fund have adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") which, among other things, authorizes the Distributor to enter into this Agreement with organizations such as Service Provider and to compensate such organizations out of each Fund's average daily net assets attributable to the Shares.

      D. The parties desire that Shares of the Funds be available as investment options for Shareholders.

                                    AGREEMENT

      1. Services of Service Provider

            (a) The Service Provider shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Shareholders who invest in the Shares of the Funds: delivering prospectuses and statements of additional information to prospective and existing Shareholders; delivering shareholder reports and proxy materials to Shareholders; providing educational materials regarding the Shares; providing facilities to answer questions from prospective and existing Shareholders about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Shares; and assisting Shareholders in completing application forms and selecting account options.

            (b) The Service Provider will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Shareholders.

            (c) All orders for Shares are subject to acceptance or rejection by the Trust in its sole discretion, and the Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of such Shares to the Service Provider for the account of any Shareholders.

            (d) Service Provider shall not make the Shares available to Shareholders except in compliance with federal and state securities law and subject to the terms of the prospectus for the Shares. Service Provider shall be responsible for delivering the prospectus, statement of additional information, shareholder reports, proxy materials and similar materials for the Shares to Shareholders in accordance with and within the time frames required by applicable law. All transactions in Fund Shares shall be subject to the terms of each Fund's prospectus, including minimum account size requirements. During the term of this Agreement, Service Provider shall not assess against or collect from Shareholders any transaction fee in connection with the purchase or redemption of any Fund Shares that are considered in calculating the fees due pursuant to Section 7.

            (e) The Service Provider will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

      2. Indemnification. The Service Provider shall indemnify Distributor, the Trust and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Service Provider's negligent or willful act, omission or error, or Service Provider's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

      3. Approval of Informational Materials.

            (a) No person is authorized to make any representations concerning the Trust, the Funds, the Shares, or Distributor except those representations contained in the then-current prospectus and statement of additional information for the Shares and in such printed information as Distributor or the Trust may subsequently prepare. Service Provider shall send all filings with state and federal agencies and marketing materials in which the Trust or the Funds are named to Distributor for review at least fifteen business days prior to its filing or general release. No such materials shall be used if Distributor reasonably objects to such use.

            (b) If Service Provider elects to include any materials provided by Distributor, specifically prospectuses, statements of additional information, shareholder reports or proxy materials, on its web site or in any other computer or electronic format, Service Provider assumes sole responsibility for maintaining such materials in the form provided by Distributor and for promptly replacing such materials with all updates provided by Distributor.

      4. Maintenance of Records.

            (a) Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Service Provider shall provide Distributor, the Trust or the representative of either, copies of all such records.

            (b) Service Provider shall maintain and transmit to Distributor information on sales, redemptions and exchanges of Shares of each Fund by state or jurisdiction of residence of individual Shareholders and any other information requested by Distributor to enable Distributor or its affiliates to properly register or report the sale of the Shares under the securities, licensing or qualification laws of the various states and jurisdictions. Such information shall be provided in a form mutually agreeable to Distributor and Service Provider.

      5. Operations of the Funds. Nothing in this Agreement shall in any way limit the authority of the Trust or Distributor to take such lawful action as either may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's Board of Trustees from taking any actions deemed necessary by such Trustees in furtherance of their fiduciary duties to the Trust and its shareholders, which, among other things, may include the refusal to sell Shares of any Fund to any person, or to suspend or terminate the offering of the Shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Fund.

      6. Proprietary Rights. Janus Capital Management LLC ("Janus Capital") is the sole owner of the name and mark "Janus." Neither the Service Provider, nor its affiliates, employees, or agents shall, without prior written consent of Janus Capital, use the name or mark "Janus" or make representations regarding the Trust, Distributor, Janus Capital, or their affiliates, or any products or services sponsored, managed, advised, or administered by the Trust, Distributor, Janus Capital or their affiliates, except those contained in the then current prospectus and the then current printed sales literature for the Shares of the Funds. All references contained in this Agreement to "the name or mark `Janus'" shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. The Service Provider will make no use of the name or mark "Janus" except as expressly provided in this Agreement or expressly authorized by Janus Capital in writing. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Janus Capital. Upon termination of this Agreement for any reason, the Service Provider shall immediately cease any and all use of any Janus mark(s).

      7. Fees. In consideration of Service Provider's performance of the services described in this Agreement, Distributor shall pay to the Service Provider a monthly fee ("Distribution Fee") calculated as follows: the average aggregate amount invested in each month in the Shares of each Fund by Shareholders who receive services hereunder by the Service

Provider is multiplied by a pro-rata fee factor. The pro-rata fee factor is calculated by: (a) dividing the per annum factor set forth on Exhibit A for the Shares of each Fund by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by Shareholders who receive services hereunder by the Service Provider (share net asset value multiplied by total number of shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

      Distributor will calculate the fee at the end of each month and will make such reimbursement to the Service Provider. The reimbursement check will be accompanied by a statement showing the calculation of the monthly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Service Provider. Payments to Service Provider for periods 180 days or more prior to the current month shall be at Distributor's discretion.

      The fee due under this paragraph shall not apply to Fund shares held by any Shareholder prior to the date of this Agreement and Shares as to which a Shareholder may pay a transaction fee to Service Provider.

      If the Service Provider utilizes a third party who has an agreement with Distributor to provide some or all of the services set forth in this Agreement and Service Provider wishes Distributor to directly pay such third party for such services, the total reimbursement due to the Service Provider or the third party from Distributor for such services provided by such third party on behalf of the Service Provider shall not exceed the fees set forth pursuant to this Agreement. In no event shall Distributor make partial payments of fees to both the Service Provider and any such third party.

      8. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

      9. Representations, Warranties and Agreements. The Service Provider represents, warrants, and covenants that:

            (a) The Service Provider will comply in all material respects with all applicable laws, rules and regulations;

            (b) The Service Provider is authorized by the Shareholders to enter into this Agreement;

            (c) The Service Provider is registered as a broker and dealer pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and any applicable state securities laws or is not required to be registered in order to enter into and perform the services set forth in this Agreement;

            (d) The performance of the duties and obligations and provision of services by Service Provider as described in this Agreement and the receipt of the fee provided in this Agreement will not violate federal or state banking law, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), federal or state securities laws, or any other applicable law;

            (e) The fee arrangement under this Agreement will be disclosed to each Shareholder prior to the Service Provider's receipt of fees hereunder;

            (f) The Service Provider and any affiliates will reduce the fees charged to any Shareholder for which Service Provider or any affiliate is a "fiduciary," as such term is defined in Section 3(21) of ERISA and Section 4975 of the IRC, by an amount equal to the fees paid pursuant to this Agreement. Service Provider and any affiliates do not make any investment recommendations to any Shareholder for whom Service Provider or any affiliate is a fiduciary. The receipt of the fees described in this Agreement by the Service Provider will not constitute a non-exempt "prohibited transaction," as such term is defined in
Section 406 of ERISA and Section 4975 of the Code;

            (g) Service Provider's discretionary investment management account program will comply with any law, rule or regulation applicable to it including, but not limited to, the safe harbor provisions of Rule 3a-4 under the 1940 Act; and

            (h) Each transaction shall be for the accounts of Shareholders and not for Service Provider's own account.

      10. Market Timing. Service Provider acknowledges that Distributor has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

      11. Termination.

            (a) Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Service Provider, without penalty, upon 60 days' prior written notice to the other party. This Agreement may also be terminated with respect to any Fund at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons"

(as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Shares of such Fund on 60 days' written notice.

            (c) In addition, either party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

      12. Miscellaneous.

            (a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

            (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

            (d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (e) All notices and other communications to either Service Provider or Distributor will be duly given if mailed or faxed to the address set forth below, or to such other address as either party may provide in writing to the other party.

         If to Distributor:

         Janus Distributors LLC
         100 Fillmore Street
         Denver, Colorado 80206
         Attn:  General Counsel

         If to the Service Provider:

         _____________________________
         _____________________________
         _____________________________
         _____________________________

JANUS DISTRIBUTORS LLC                         ________________________________
                                               (Name of Service Provider)

By: ______________________________             By: ____________________________
Name:  Bonnie M. Howe                          Name: __________________________
Title: Vice President                          Title: _________________________

          EXHIBIT A TO DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT

Name of Fund                                                 Fee Factor*
------------                                                 ----------
All Funds of Janus Adviser**                                    0.25%
     (Class I Shares)

------------------
*Shall not exceed 0.25%

**Certain Funds of Janus Adviser may become closed to new investors after the date of this Agreement. If a certain Janus Adviser Fund closes, such Fund may no longer be available for purchase or may be purchased only under certain restrictions as determined by that Fund and set forth in the Funds' then current prospectus.

                 DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT
                         CLASS I SHARES OF JANUS ADVISER
                     (for Fee-Based and Brokerage Accounts)

      This Agreement is made as of _________________, by and between Janus Distributors LLC (the "Distributor"), a Delaware limited liability company, and _______________________________________ (the "Service Provider"), a
____________________ corporation.

                                    RECITALS

      A. The Distributor serves as the distributor to Janus Adviser (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

      B. Service Provider desires to provide certain distribution and shareholder services to its clients ("Shareholders") in connection with their investment in the Class I Shares ("Shares") of the series of the Trust listed on Exhibit A hereto (each a "Fund") and Distributor desires Service Provider to provide such services, subject to the conditions of this Agreement.

      C. Pursuant to Rule 12b-1 under the 1940 Act, the Shares of each Fund have adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") which, among other things, authorizes the Distributor to enter into this Agreement with organizations such as Service Provider and to compensate such organizations out of each Fund's average daily net assets attributable to the Shares.

      D. The parties desire that Shares of the Funds be available as investment options for Shareholders.

                                    AGREEMENT

      1. Services of Service Provider

            (a) The Service Provider shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Shareholders who invest in the Shares of the Funds: delivering prospectuses and statements of additional information to prospective and existing Shareholders; delivering shareholder reports and proxy materials to Shareholders; providing educational materials regarding the Shares; providing facilities to answer questions from prospective and existing Shareholders about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Shares; and assisting Shareholders in completing application forms and selecting account options.

            (b) The Service Provider will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Shareholders.

            (c) All orders for Shares are subject to acceptance or rejection by the Trust in its sole discretion, and the Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of such Shares to the Service Provider for the account of any Shareholders.

            (d) Service Provider shall not make the Shares available to Shareholders except in compliance with federal and state securities law and subject to the terms of the prospectus for the Shares. Service Provider shall be responsible for delivering the prospectus, statement of additional information, shareholder reports, proxy materials and similar materials for the Shares to Shareholders in accordance with and within the time frames required by applicable law. All transactions in Fund Shares shall be subject to the terms of each Fund's prospectus, including minimum account size requirements. During the term of this Agreement, Service Provider shall not assess against or collect from Shareholders any transaction fee in connection with the purchase or redemption of any Fund Shares that are considered in calculating the fees due pursuant to Section 7.

            (e) The Service Provider will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

      2. Indemnification. The Service Provider shall indemnify Distributor, the Trust and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Service Provider's negligent or willful act, omission or error, or Service Provider's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

      3. Approval of Informational Materials.

            (a) No person is authorized to make any representations concerning the Trust, the Funds, the Shares, or Distributor except those representations contained in the then-current prospectus and statement of additional information for the Shares and in such printed information as Distributor or the Trust may subsequently prepare. Service Provider shall send all filings with state and federal agencies and marketing materials in which the Trust or the Funds are named to Distributor for review at least fifteen business days prior to its filing or general release. No such materials shall be used if Distributor reasonably objects to such use.

            (b) If Service Provider elects to include any materials provided by Distributor, specifically prospectuses, statements of additional information, shareholder reports or proxy materials, on its web site or in any other computer or electronic format, Service Provider assumes sole responsibility for maintaining such materials in the form provided by Distributor and for promptly replacing such materials with all updates provided by Distributor.

      4. Maintenance of Records.

            (a) Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Service Provider shall provide Distributor, the Trust or the representative of either, copies of all such records.

            (b) Service Provider shall maintain and transmit to Distributor information on sales, redemptions and exchanges of Shares of each Fund by state or jurisdiction of residence of individual Shareholders and any other information requested by Distributor to enable Distributor or its affiliates to properly register or report the sale of the Shares under the securities, licensing or qualification laws of the various states and jurisdictions. Such information shall be provided in a form mutually agreeable to Distributor and Service Provider.

      5. Operations of the Funds. Nothing in this Agreement shall in any way limit the authority of the Trust or Distributor to take such lawful action as either may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's Board of Trustees from taking any actions deemed necessary by such Trustees in furtherance of their fiduciary duties to the Trust and its shareholders, which, among other things, may include the refusal to sell Shares of any Fund to any person, or to suspend or terminate the offering of the Shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Fund.

      6. Proprietary Rights. Janus Capital Management LLC ("Janus Capital") is the sole owner of the name and mark "Janus." Neither the Service Provider, nor its affiliates, employees, or agents shall, without prior written consent of Janus Capital, use the name or mark "Janus" or make representations regarding the Trust, Distributor, Janus Capital, or their affiliates, or any products or services sponsored, managed, advised, or administered by the Trust, Distributor, Janus Capital or their affiliates, except those contained in the then current prospectus and the then current printed sales literature for the Shares of the Funds. All references contained in this Agreement to "the name or mark `Janus'" shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. The Service Provider will make no use of the name or mark "Janus" except as expressly provided in this Agreement or expressly authorized by Janus Capital in writing. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Janus Capital. Upon termination of this Agreement for any reason, the Service Provider shall immediately cease any and all use of any Janus mark(s).

      7. Fees. In consideration of Service Provider's performance of the services described in this Agreement, Distributor shall pay to the Service Provider a monthly fee ("Distribution Fee") calculated as follows: the average aggregate amount invested in each month in the Shares of each Fund by Shareholders who receive services hereunder by the Service Provider is multiplied by a pro-rata fee factor. The pro-rata fee factor is calculated by:
(a) dividing the per annum factor set forth on Exhibit A for the Shares of each Fund by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by Shareholders who receive services hereunder by the Service Provider (share net asset value multiplied by total number of shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

      Distributor will calculate the fee at the end of each month and will make such reimbursement to the Service Provider. The reimbursement check will be accompanied by a statement showing the calculation of the monthly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Service Provider. Payments to Service Provider for periods 180 days or more prior to the current month shall be at Distributor's discretion.

      The fee due under this paragraph shall not apply to Fund shares held by any Shareholder prior to the date of this Agreement and Shares as to which a Shareholder may pay a transaction fee to Service Provider.

      If the Service Provider utilizes a third party who has an agreement with Distributor to provide some or all of the services set forth in this Agreement and Service Provider wishes Distributor to directly pay such third party for such services, the total reimbursement due to the Service Provider or the third party from Distributor for such services provided by such third party on behalf of the Service Provider shall not exceed the fees set forth pursuant to this Agreement. In no event shall Distributor make partial payments of fees to both the Service Provider and any such third party.

      8. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

      9. Representations, Warranties and Agreements. The Service Provider represents, warrants, and covenants that:

            (a) The Service Provider will comply in all material respects with all applicable laws, rules and regulations;

            (b) The Service Provider is authorized by the Shareholders to enter into this Agreement;

            (c) The Service Provider is registered as a broker and dealer pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and any applicable state securities laws or is not required to be registered in order to enter into and perform the services set forth in this Agreement;

            (d) The performance of the duties and obligations and provision of services by Service Provider as described in this Agreement and the receipt of the fee provided in this Agreement will not violate federal or state banking law, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), federal or state securities laws, or any other applicable law;

            (e) The fee arrangement under this Agreement will be disclosed to each Shareholder prior to the Service Provider's receipt of fees hereunder;

            (f) [SELECT ALTERNATIVE A OR B] A. [Neither Service Provider, nor any affiliate, will be a "fiduciary" of the Shareholders as such term is defined in Section 3(21) of ERISA and Section 4975 of the Code.] B. [Service Provider will reduce the fees it charges to the Shareholders by an amount equal to the fees paid pursuant to this Agreement.] The receipt of the fees described in this Agreement by the Service Provider will not constitute a non-exempt "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code;

            (g) Service Provider's fee-based account program will comply with any law, rule or regulation applicable to it including, but not limited to, the safe harbor provisions of Rule 3a-4 under the 1940 Act; and

            (h) Each transaction shall be for the accounts of Shareholders and not for Service Provider's own account.

      10. Market Timing. Service Provider acknowledges that Distributor has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

      11. Termination.

            (a) Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Service Provider, without penalty, upon 60 days' prior written notice to the other party. This Agreement may also be terminated with respect to any Fund at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Shares of such Fund on 60 days' written notice.

            (c) In addition, either party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

      12. Miscellaneous.

            (a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

            (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

            (d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (e) All notices and other communications to either Service Provider or Distributor will be duly given if mailed or faxed to the address set forth below, or to such other address as either party may provide in writing to the other party.

         If to Distributor:

         Janus Distributors LLC
         100 Fillmore Street
         Denver, Colorado 80206
         Attn:  General Counsel

         If to the Service Provider:

         ______________________________
         ______________________________
         ______________________________
         ______________________________

JANUS DISTRIBUTORS LLC                          _______________________________
                                                (Name of Service Provider)

By: ___________________________________         By: ___________________________
Name:  Bonnie M. Howe                           Name: _________________________
Title: Vice President                           Title: ________________________

          EXHIBIT A TO DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT

Name of Fund                                             Fee Factor*
------------                                             ----------
All Funds of Janus Adviser**                               0.25%
     (Class I Shares)

------------------
*Shall not exceed 0.25%

**Certain Funds of Janus Adviser may become closed to new investors after the date of this Agreement. If a certain Janus Adviser Fund closes, such Fund may no longer be available for purchase or may be purchased only under certain restrictions as determined by that Fund and set forth in the Funds' then current prospectus.

                                    EXHIBIT B

   FORM OF DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT FOR CLASS C SHARES

                DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT
                         CLASS C SHARES OF JANUS ADVISER

      This Agreement is made as of _________________, by and between Janus Distributors LLC (the "Distributor"), Janus Services LLC ("Janus Services"), each a Delaware limited liability company, and__________________________________ (the "Service Provider"), a ____________________ corporation.

                                    RECITALS

      A. The Distributor serves as the distributor to Janus Adviser (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

      B. Janus Services is the registered transfer agent of the Trust.

      C. Class C Shares ("Shares") of the series of the Trust listed on Exhibit A hereto (each a "Fund") are or will be registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") and offered to the public through prospectuses (each, a "Prospectus") and statements of additional information (each, an "SAI").

      D. The Distributor desires to appoint Service Provider and Service Provider desires to serve, as the Distributor's agent for the limited purpose of providing distribution assistance pertaining to the Funds.

      E. Janus Services desires to appoint Service Provider and Service Provider desires to serve, as Janus Services' agent for the limited purposes of accepting orders for the purchase and redemption of Shares of the Funds by the Service Provider and providing shareholder servicing pertaining to the Funds on behalf of Service Provider's customers investing in Class C Shares.

      D. Pursuant to Rule 12b-1 under the 1940 Act, the Trust on behalf of each Fund has adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") for the Shares which, among other things, authorizes the Distributor to compensate financial intermediaries such as the Service Provider out of each Fund's average daily net assets attributable to the Shares.

      E. Janus Services and the Service Provider are members in good standing of the National Securities Clearing Corporation (the "NSCC") and have access to the NSCC's Defined Contribution Clearance and Settlement system ("DCC&S") and/or Fund/SERV system ("Fund/SERV") (collectively, the "NSCC Systems").

      F. The Service Provider has executed the NSCC Fund/SERV Agreement and related Addendum (or similar mutually acceptable agreement) (together, the "NSCC Agreement") with

Janus Services or its affiliate, and Service Provider intends to place trades for Shares via the NSCC Systems.

                                    AGREEMENT

      1. Services of Service Provider.

            (a) Service Provider agrees to act as the Distributor's and Janus Services' agent in providing the services under this Agreement. Service Provider will not act in a principal capacity or as a principal underwriter to the Funds as defined in the 1940 Act.

            (b) Services that Service Provider may provide include the following:

                  (i) assisting the Distributor in marketing Shares of the Funds to Service Provider's prospective and existing customers ("Customers").

                  (ii) providing facilities to answer questions from Customers about the Funds; receiving and answering correspondence; assisting Customers in changing dividend and other account options; and any other activities as the Distributor may reasonably request to the extent permitted under applicable laws or regulations or the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct, including but not limited to the services set forth on Exhibit B of this Agreement.

            (c) Service Provider will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Customers.

            (d) All orders for Shares are subject to acceptance or rejection by the Trust in its sole discretion, and the Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of such Shares to the Service Provider for the account of any Customers.

            (e) Service Provider shall not make the Shares available to Customers except in compliance with federal and state securities law and subject to the terms of the Prospectus for the Shares. Service Provider shall be responsible for delivering the Prospectus, SAI, shareholder reports, proxy materials and similar materials for the Shares to Customers in accordance with and within the time frames required by applicable law. All transactions in Fund Shares shall be subject to the terms of each Fund's Prospectus, including minimum initial investment requirements.

            (f) Orders for the purchase of Fund Shares shall be executed at the then- current public offering price per Shares (i.e., the net asset value ("NAV") per Share plus any applicable sales charge) and all orders for the redemption of any Fund Shares shall be executed at the NAV per Share less any applicable contingent deferred sales charge.

            (g) The Service Provider will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

      2. Order Processing.

            (a) All orders will be processed pursuant to the NSCC Agreement. Janus Services will accept trades not submitted via the NSCC Systems on an exception-only basis in accordance with the following terms:

            On any business day ("Day One"), the Service Provider may accept orders from Customers for the purchase and redemption of Shares of the Funds. The Service Provider will send such orders to Janus Services prior to 10:00 a.m. Eastern Time of the next business day ("Day Two") pursuant to the Trading Requirements listed on Exhibit C. The Funds will execute orders at the net asset values as determined as of the close of trading on Day One, and dividends, if applicable, shall begin to accrue on Day Two, provided that:

                  (i) Service Provider received such orders prior to the time the NAVs of the Shares of the Funds were calculated on Day One, and

                  (ii) Such orders and payment for such orders were received by Janus Services prior to the times set forth in Exhibit C.

            If either of the above conditions is not met, the orders will be executed at the public offering price next in effect after such orders are received, and dividends, if applicable, will begin to accrue the day after settlement.

            (b) Payment for net purchases and redemptions will be wired pursuant to the NSCC Agreement, or pursuant to the Settlement Requirements outlined in Exhibit C for trades not submitted via the NSCC Systems. In the event of extraordinary market conditions affecting any such redemption, however, Janus Services may delay such redemption for up to five business days, or longer to the extent permitted under Section 22(e) of the 1940 Act.

            (c) Janus Services will provide to the Service Provider closing NAVs, dividends, and capital gains information at the close of trading each business day. Dividends and capital gains distributions shall be reinvested in accordance with the terms of the Prospectus.

            (d) Notwithstanding any agreement between the parties to the contrary, Janus Services will accept Customer-level accounts provided that all trades are processed through the NSCC Systems. Service Provider's failure to use the NSCC Systems for all processing for and maintenance of Customer-level accounts may result in Janus Services permitting only one omnibus account in the Service Provider's name. Service Provider shall open each new account by submitting an application to Janus Services prior to placing any order for or funding any such account. The form of such application shall be provided to Service Provider by Janus Services.

            (e) Service Provider will collect all applicable contingent deferred sales charges in accordance with the terms of the then-current Prospectus and will forward all such contingent deferred sales charges to Janus Distributors on a monthly basis or Service Provider will establish all accounts as Matrix Level 1 accounts to enable Janus Distributors to waive contingent deferred sales charges on distributions to such accounts in accordance with the terms of the then-current Prospectus.

            (f) All orders accepted by Service Provider shall be subject to the terms of the then-current Prospectus of each Fund, including without limitation, policies regarding minimum initial investments, market timing and excessive trading. Service Provider shall use its best efforts, and shall reasonably cooperate with Janus Services, to enforce stated Prospectus policies regarding transactions in Shares, particularly those related to market timing. Service Provider acknowledges that orders accepted by it in violation of the Trust's stated policies may be subsequently revoked or cancelled by Janus Services and that Janus Services shall not be responsible for any losses incurred by Service Provider or any Customer as a result of such cancellation. Janus Services or its agent shall notify Service Provider of any such cancellation prior to 12:00 p.m. Eastern Time on Day Two.

            (g) Service Provider acknowledges that Janus Services has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

      3. Compensation.

            (a) In return for providing the services set forth in this Agreement, unless Service Provider waives this right, Service Provider shall be entitled to a re-allowance of the entire initial sales charge as set forth in the then-current Prospectus. Service Provider shall be entitled to such re-allowance upon receipt of purchase funds from Customers.

            (b) In addition to the re-allowance set forth above in paragraph 3(a), Service Provider shall be entitled to receive additional compensation and/or an asset-based sales charge and/or a service fee for each Fund in an amount equal to a percentage of net assets set forth as follows:

                  (i) a one-time fee, in an amount as set forth in Exhibit A,
      Section 1, based on the aggregate net asset value of Shares of each Fund purchased during a month by Customers who receive services hereunder from the Service Provider; and

                  (ii) beginning in the 13th month after such Share purchase, an on-going 12b-1 fee, in an amount calculated and paid as set forth in Exhibit A, Section 2. Service

      Provider agrees to waive the compensation pursuant to this Section 3(b)(ii) until Distributor receives the distribution and shareholder servicing fees from the Trust. The Distributor's liability for payment of this compensation is limited solely to the proceeds of the distribution and shareholder servicing fees receivable from the Trust.

      Distributor will calculate the fees payable pursuant to this Agreement at the end of each calendar quarter and will make such payment to the Service Provider. The payment will be accompanied by a statement showing the calculation of the quarterly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Service Provider. Payments to Service Provider for periods 180 days or more prior to the current month shall be at Distributor's discretion. The fees due under this Agreement shall not apply to Fund Shares held by any Customer prior to the date of this Agreement.

      If Service Provider utilizes a third party who has an agreement with Distributor to provide some or all of the services set forth in this Agreement and Service Provider wishes Distributor to directly pay such third party for such services, the total payment due to the Service Provider or the third party from Distributor for such services provided by such third party on behalf of the Service Provider shall not exceed the fees set forth pursuant to this Agreement. In no event shall Distributor make partial payments of fees to both the Service Provider and any such third party.

      4. Indemnification. The Service Provider shall indemnify Distributor, Janus Services, the Trust and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Service Provider's negligent or willful act, omission or error, or Service Provider's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

      5. Approval of Informational Materials.

            (a) No person is authorized to make any representations concerning the Trust, the Funds, the Shares, or Distributor except those representations contained in the then-current Prospectuses and SAIs for the Shares and in such printed information as Distributor or the Trust may subsequently prepare. Service Provider shall send all filings with state and federal agencies and marketing materials in which the Trust or the Funds are named to Distributor for review at least fifteen business days prior to its filing or general release. No such materials shall be used if Distributor reasonably objects to such use.

            (b) If Service Provider elects to include any materials provided by Distributor, specifically Prospectuses, SAIs, shareholder reports or proxy materials, on its website or in any other computer or electronic format, Service Provider assumes sole responsibility for maintaining such materials in the form provided by Distributor and for promptly replacing such materials with all updates provided by Distributor.

      6. Maintenance of Records.

            (a) Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Service Provider shall provide Distributor, the Trust or the representative of either, copies of all such records.

            (b) Service Provider shall maintain and transmit to Distributor information on sales, redemptions and exchanges of Shares of each Fund by state or jurisdiction of residence of individual Customers and any other information requested by Distributor to enable Distributor or its affiliates to properly register or report the sale of the Shares under the securities, licensing or qualification laws of the various states and jurisdictions. Such information shall be provided in a form mutually agreeable to Distributor and Service Provider.

      7. Operations of the Funds. Nothing in this Agreement shall in any way limit the authority of the Trust or Distributor to take such lawful action as either may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's Board of Trustees from taking any actions deemed necessary by such Trustees in furtherance of their fiduciary duties to the Trust and its shareholders, which, among other things, may include the refusal to sell Shares of any Fund to any person, or to suspend or terminate the offering of the Shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Fund.

      8. Proprietary Rights. Janus Capital Management LLC ("Janus Capital") is the sole owner of the name and mark "Janus." All references contained in this Agreement to "the name or mark `Janus'" shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. Neither the Service Provider, nor its affiliates, employees, or agents shall, without prior written consent of Janus Capital, use the name or mark "Janus" or make representations regarding the Trust, Distributor, Janus Capital, or their affiliates, or any products or services sponsored, managed, advised, or administered by the Trust, Distributor, Janus Capital or their affiliates, except those contained in the then-current Prospectus and the then-current printed sales literature for the Shares of the Funds. The Service Provider will make no use of the name or mark "Janus" except as expressly provided in this Agreement or expressly authorized by Janus Capital in writing. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Janus Capital. Upon termination of this Agreement for any reason, the Service Provider shall immediately cease any and all use of any Janus mark(s).

      9. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

      10. Representations, Warranties and Agreements. The Service Provider represents, warrants, and covenants that:

            (a) The Service Provider will comply in all material respects with all applicable laws, rules and regulations;

            (b) The Service Provider is authorized to enter into this Agreement;

            (c) The Service Provider is registered with the SEC as a broker and dealer pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), is a member in good standing of the NASD and is qualified to conduct business under the laws of any applicable state in which the Shares may be sold, or is not required to be so registered in order to enter into and perform the services set forth in this Agreement;

            (d) The performance of the duties and obligations and provision of services by Service Provider as described in this Agreement and the receipt of the fee provided in this Agreement will not violate federal or state banking law, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), federal or state securities laws, or any other applicable law;

            (e) The fee arrangement under this Agreement will be disclosed to each Customer prior to the Service Provider's receipt of fees hereunder;

            (f) [SELECT ALTERNATIVE A OR B] A. [Neither Service Provider, nor any affiliate, will be a "fiduciary" of the Customers as such term is defined in
Section 3(21) of ERISA and Section 4975 of the Code.] B. [Service Provider will reduce the fees it charges to the Customers by an amount equal to the fees paid pursuant to this Agreement.] The receipt of the fees described in this Agreement by the Service Provider will not constitute a non-exempt "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code;

            (g) If Service Provider intends to offer Shares to its Customers as part of a fee-based account program, such program will comply with any law, rule or regulation applicable to it including, but not limited to, the safe harbor provisions of Rule 3a-4 under the 1940 Act;

            (h) Each transaction shall be for the accounts of Customers and not for Service Provider's own account;

            (i) Any information Service Provider provides to Customers concerning the Funds will be based on information contained in the Prospectus or SAI for the Funds, or on promotion materials or sales literature that the Distributor furnishes to the public;

            (j) Service Provider will distribute Fund Prospectuses, SAIs, proxy materials and other shareholder communications to Customers in accordance with applicable regulatory requirements, except to the extent the Distributor expressly undertakes in writing to do so;

            (k) Service Provider will not effect any transactions (including, without limitation, any purchases, exchanges and redemptions) in any Fund Shares, registered in the name of, or beneficially owned by, any Customer, unless to Service Provider's knowledge, such Customer has granted to Service Provider full right, power and authority to effect such transactions on such Customer's behalf;

            (l) Service Provider will obtain from each Customer for whom it acts as agent for the purchase of Fund Shares any taxpayer identification number certification and such other information as may be required from time to time under the Code, and the regulations thereunder, and will provide Distributor or its designee with timely written notice of any failure to obtain such taxpayer identification number certification or other information in order to enable implementation of any required withholding; and

            (m) Service Provider is in compliance with all applicable anti-money laundering laws, rules and regulations including, but not limited to, the U.S.A. Patriot Act of 2001, P.L. 107-56.

      11. Confidentiality of Customer Information. The names, addresses and other information concerning Customers are and shall remain the sole property of Service Provider. Neither the Distributor, Janus Services, their affiliates, nor their officers, directors, employees or agents, or any control person of the foregoing persons, shall use such names, addresses or other information for any purpose except in connection with the performance of the Distributor's and Janus Services' duties and responsibilities hereunder and except for shareholder servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, this Section 11 shall not prohibit the Distributor, Janus Services or any of their affiliates from using for any purpose the names, addresses or other information concerning any of Service Provider's Customers if such names, addresses or other information are obtained in any manner other than from Service Provider pursuant to this Agreement. The provisions of this Section 11 shall survive termination of this Agreement.

      12. Termination.

            (a) Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Service Provider, without penalty, upon 60 days' prior written notice to the other party, with a copy to Janus Services. This Agreement may also be terminated with respect to any Fund at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Shares of such Fund on 60 days' written notice.

            (c) In addition, any party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

      13. Miscellaneous.

            (a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

            (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

            (d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (e) All notices and other communications to Service Provider, Janus Services or Distributor will be duly given if mailed or faxed to the address set forth below, or to such other address as any party may provide in writing to the other parties.

        If to Distributor:                              If to Janus Services:

        Janus Distributors LLC                          Janus Services LLC
        100 Fillmore Street                             100 Fillmore Street
        Denver, Colorado 80206                          Denver, Colorado 80206
        Attn:  General Counsel                          Attn: General Counsel

        If to the Service Provider:

        _____________________________
        _____________________________
        _____________________________
        _____________________________

JANUS DISTRIBUTORS LLC                              ___________________________
                                                    (Name of Service Provider)

By: __________________________________               By: ______________________
Name:  Bonnie M. Howe                                Name: ____________________
Title: Vice President                                Title: ___________________

JANUS SERVICES LLC

By: __________________________________
Name:  Bonnie M. Howe
Title: Vice President

          EXHIBIT A TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

                                    SECTION 1

Name of Fund                                                One-Time Fee Factor
------------                                                -------------------
All Funds of Janus Adviser (Class C Shares)                        1.00%
     except Money Market Fund*

                                    SECTION 2

Name of Fund                                               Fee Factor per Annum
------------                                               --------------------
All Funds of Janus Adviser (Class C Shares)*                      1.00%

      The average aggregate amount invested each month in the Shares of each Fund by Customers is multiplied by a pro-rata fee factor. The pro rata fee factor is calculated by: (a) dividing the per annum factor set forth above for the Shares of each Fund by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by Customers who receive services hereunder from the Service Provider (Share NAV multiplied by total number of Shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

------------------
*Certain Funds of Janus Adviser may become closed to new investors after the date of this Agreement. If a certain Janus Adviser Fund closes, such Fund may no longer be available for purchase or may be purchased only under certain restrictions as determined by that Fund and set forth in the Funds' then-current Prospectus.

          EXHIBIT B TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

Service Provider shall, at Service Provider's expense, provide the following services for Customers:

      Receive, aggregate, and process Customer orders;

      Issue confirmations for transactions by Customers;

      Maintain records for Customers, which records shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances;

      Disburse or credit to Customers, and maintain records of, all proceeds of redemptions of Shares and all other distributions not reinvested in Shares; and

      Prepare and transmit to Customers periodic account statements showing the total number of Shares owned by the Customers as of the statement closing date, purchases and redemptions of Shares by the Customers during the period covered by the statement, and the dividends and other distributions paid to the Customers during the statement period (whether paid in cash or reinvested in Shares).

      Other (specify) _________________________________________________________

      ________
      ________
      ________
      _________________________________________________________________________
      ________

          EXHIBIT C TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

1.    TRADING REQUIREMENTS

      A. All trades must be netted (i.e., one purchase or redemption per Fund, per account). For example: a purchase for $2,000 and a redemption for $500 should be netted into one purchase for $1,500.

      B. All trades must be submitted in dollars. No Share trades will be accepted.

      C. No exchanges will be accepted, sell/buys must be requested.

      D. Electronic or typed trade requests must be received by Janus Services prior to 10:00 a.m. EST.

2.    SETTLEMENT REQUIREMENTS

      A. Service Provider will send Janus Services one combined purchase wire for all purchase orders by 2:00 p.m. EST on Day Two.

      B. Janus Services will send one combined wire for all redemption proceeds by 4:00 p.m. EST on Day Two.

                                    EXHIBIT C

      FORM OF MULTI-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

                DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT
                                  JANUS ADVISER

      This Agreement is made as of ____________________________, by and between Janus Distributors LLC (the "Distributor"), Janus Services LLC ("Janus Services"), each a Delaware limited liability company, and _____________________ (the "Service Provider"), a ____________________ corporation.

                                    RECITALS

      A. The Distributor serves as the distributor to Janus Adviser (the "Trust"), an open-end management investment company which is or will be registered under the Investment Company Act of 1940 (the "1940 Act").

      B. Janus Services is the registered transfer agent of the Trust.

      C. The share classes listed on Exhibit A hereto ("Shares") of the series of the Trust (each a "Fund") are or will be registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") and offered to the public through prospectuses (each, a "Prospectus") and statements of additional information (each, an "SAI").

      D. The Distributor desires Service Provider and Service Provider agrees to provide distribution assistance pertaining to the Funds and/or recordkeeping and other administrative services to its customers investing in Shares.

      E. Janus Services desires to appoint Service Provider and Service Provider desires to serve, as Janus Services' agent for the limited purposes of accepting orders for the purchase and redemption of Shares of the Funds by the Service Provider and providing shareholder servicing pertaining to the Funds on behalf of Service Provider's customers investing in Shares.

      F. Pursuant to Rule 12b-1 under the 1940 Act, the Trust on behalf of each Fund has adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") for those Shares indicated on Exhibit A which, among other things, authorizes the Distributor to compensate financial intermediaries such as the Service Provider out of each Fund's average daily net assets attributable to such Shares.

      G. Janus Services and the Service Provider are members in good standing of the National Securities Clearing Corporation (the "NSCC") and have access to the NSCC's Defined Contribution Clearance and Settlement system ("DCC&S") and/or Fund/SERV system ("Fund/SERV") (collectively, the "NSCC Systems").

      H. The Service Provider has executed the NSCC Fund/SERV Agreement and related Addendum (or similar mutually acceptable agreement) (together, the "NSCC Agreement") with Janus Services or its affiliate, and Service Provider intends to place trades for Shares via the NSCC Systems.

                                   AGREEMENT

      1. Services of Service Provider.

            (a) Service Provider agrees to act as Janus Services' agent in providing the services under this Agreement. Service Provider will not act in a principal capacity or as a principal underwriter to the Funds as defined in the 1940 Act.

            (b) Services that Service Provider may provide include the following:

                  (i) assisting the Distributor in marketing Shares of the Funds to Service Provider's prospective and existing customers ("Customers").

                  (ii) providing facilities to answer questions from Customers about the Funds; receiving and answering correspondence; assisting Customers in changing dividend and other account options; and any other activities as the Distributor may reasonably request to the extent permitted under applicable laws or regulations or the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct, including but not limited to the services set forth on Exhibit B of this Agreement.

            (c) Service Provider will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Customers.

            (d) All orders for Shares are subject to acceptance or rejection by the Trust in its sole discretion and the Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of such Shares to the Service Provider for the account of any Customers.

            (e) Service Provider shall not make the Shares available to Customers except in compliance with federal and state securities law and subject to the terms of the Prospectus for the Shares. Service Provider shall be responsible for delivering the Prospectus, SAI, shareholder reports, proxy materials and similar materials for the Shares to Customers in accordance with and within the time frames required by applicable law. All transactions in Fund Shares shall be subject to the terms of each Fund's Prospectus, including minimum initial investment requirements.

            (f) Orders for the purchase of Fund Shares shall be executed at the then- current public offering price per Shares (i.e., the net asset value ("NAV") per Share plus an applicable sales charge, if any) and all orders for the redemption of any Fund Shares shall be executed at the NAV per Share less any applicable contingent deferred sales charge.

            (g) The Service Provider will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

      2. Order Processing.

            (a) Orders will generally be processed pursuant to the NSCC Agreement. Janus Services will accept trades not submitted via the NSCC Systems on an exception-only basis in accordance with the following terms:

            On any business day ("Day One"), the Service Provider may accept orders from Customers for the purchase and redemption of Shares of the Funds. The Service Provider will send such orders to Janus Services prior to 9:00 a.m. Eastern Time of the next business day ("Day Two") pursuant to the Trading Requirements listed on Exhibit C. The Funds will execute orders at the net asset values as determined as of the close of trading on Day One, and dividends, if applicable, shall begin to accrue on Day Two, provided that:

                  (i) Service Provider received such orders prior to the time the NAVs of the Shares of the Funds were calculated on Day One, and

                  (ii) Such orders and payment for such orders were received by Janus Services prior to the times set forth in Exhibit C.

            If either of the above conditions is not met, the orders will be executed at the public offering price next in effect after such orders are received, and dividends, if applicable, will begin to accrue the day after settlement.

            (b) Payment for net purchases and redemptions will be wired pursuant to the NSCC Agreement, or pursuant to the Settlement Requirements outlined in Exhibit C for trades not submitted via the NSCC Systems. In the event of extraordinary market conditions affecting any such redemption, however, Janus Services may delay such redemption for up to five business days, or longer to the extent permitted under Section 22(e) of the 1940 Act.

            (c) Janus Services will provide to the Service Provider closing NAVs, dividends, and capital gains information at the close of trading each business day. Dividends and capital gains distributions shall be reinvested in accordance with the terms of the Prospectus.

            (d) Notwithstanding any agreement between the parties to the contrary, Janus Services will accept Customer-level accounts provided that all trades are processed through the NSCC Systems. Service Provider's failure to use the NSCC Systems for all processing for and maintenance of Customer-level accounts may result in Janus Services permitting only one omnibus account in the Service Provider's name. Service Provider shall open each new account by submitting an application to Janus Services prior to placing any order for or funding any such account. The form of such application shall be provided to Service Provider by Janus Services.

            (e) Service Provider will collect all applicable contingent deferred sales charges in accordance with the terms of the then-current Prospectus and will forward all such contingent deferred sales charges to Janus Distributors on a monthly basis or Service Provider will establish all accounts as Matrix Level 1 to enable Janus Distributors to waive contingent deferred sales charges to such accounts in accordance with the terms of the then-current Prospectus.

            (f) All orders accepted by Service Provider shall be subject to the terms of the then-current Prospectus of each Fund, including without limitation, policies regarding minimum initial investments, market timing, redemption fees and excessive trading. Service Provider shall use its best efforts, and shall reasonably cooperate with Janus Services, to enforce stated Prospectus policies regarding transactions in Shares, particularly those related to market timing. Service Provider acknowledges that orders accepted by it in violation of the Trust's stated policies may be subsequently revoked or cancelled by Janus Services and that Janus Services shall not be responsible for any losses incurred by Service Provider or any Customer as a result of such cancellation. Janus Services or its agent shall notify Service Provider of any such cancellation prior to 12:00 p.m. Eastern Time on Day Two.

            (g) Service Provider acknowledges that Janus Services has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

            (h) Service Provider acknowledges its obligation to accurately record and track each Customer's investments in Shares, and to at all times ensure that each Customer is charged the correct sales load or contingent deferred sales load as calculated in accordance with the sales load schedule applicable to each Class of Shares, taking into account any breakpoints, rights of accumulation, letter of intent or other modification in such schedule as described in a Fund's then current Prospectus or otherwise agreed with such Customer with respect to such Shares.

      3. Compensation.

            (a) CHOOSE A OR B: A. [In return for providing the services set forth in this Agreement Service Provider shall be entitled to a re-allowance of the entire initial sales charge, if applicable to a particular Share class, as set forth in the then-current Prospectus. Service Provider shall be entitled to such re-allowance upon receipt of purchase funds from Customers.] B. [Service Provider agrees to waive the entire initial sales charge re-allowance set forth in a Fund's then-current Prospectus.]

            (b) In addition to the re-allowance set forth above in paragraph 3(a), Service Provider shall be entitled to receive additional compensation and/or an asset-based sales charge and/or a service fee for each Fund as described in Exhibit A in an amount equal to a percentage of net assets set forth as follows:

                  (i) a one-time fee, in an amount as set forth in Exhibit A,
      Section 1, based on the aggregate net asset value of Shares of each Fund purchased during each half-month period by Customers who receive services hereunder from the Service Provider; and

                  (ii) an on-going 12b-1 fee, in an amount calculated and paid as set forth in Exhibit A, Section 2. With respect to Class C Shares, such fee will begin to accrue in the 13th month after such Share purchase. The Distributor's liability for payment of this compensation is limited solely to the proceeds of the distribution and shareholder servicing fees receivable from the Trust.

            (c) For all orders processed via the NSCC Systems, Distributor will daily calculate and pay the fees payable pursuant to Section 3(a) of this Agreement, and will make such payment to the Service Provider. For orders processed manually, Distributor will calculate and pay such fees two times per month.

            (d) Distributor will calculate the fees payable pursuant to Section 3(b)(i) of this Agreement two times per month and will make such payment to the Service Provider.

            (e) Distributor will calculate the fees payable pursuant to Section 3(b)(ii) of this Agreement at the end of each month and will make such payment to the Service Provider.

            (f) Each payment will be accompanied by a statement showing the calculation of the amounts payable by Distributor and such other supporting data as may be reasonably requested by the Service Provider. Payments to Service Provider for periods 180 days or more prior to the current month shall be at Distributor's discretion. The fees due under this Agreement shall not apply to Fund Shares held by any Customer prior to the date of this Agreement.

            (g) If Service Provider utilizes a third party who has an agreement with Distributor to provide some or all of the services set forth in this Agreement and Service Provider wishes Distributor to directly pay such third party for such services, the total payment due to the Service Provider or the third party from Distributor for such services provided by such third party on behalf of the Service Provider shall not exceed the fees set forth pursuant to this Agreement. In no event shall Distributor make partial payments of fees to both the Service Provider and any such third party.

      4. Indemnification. The Service Provider shall indemnify Distributor, Janus Services, the Trust and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Service Provider's negligent or willful act, omission or error, or Service Provider's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

      5. Approval of Informational Materials.

            (a) No person is authorized to make any representations concerning the Trust, the Funds, the Shares, or Distributor except those representations contained in the then-current Prospectuses and SAIs for the Shares and in such printed information as Distributor or the Trust may subsequently prepare. Service Provider shall send all filings with state and federal agencies and marketing materials in which the Trust or the Funds are named to Distributor for review at least fifteen business days prior to its filing or general release. No such materials shall be used if Distributor reasonably objects to such use.

            (b) If Service Provider elects to include any materials provided by Distributor, specifically Prospectuses, SAIs, shareholder reports or proxy materials, on its website or in any other computer or electronic format, Service Provider assumes sole responsibility for maintaining such materials in the form provided by Distributor and for promptly replacing such materials with all updates provided by Distributor.

      6. Maintenance of Records.

            (a) Service Provider shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Service Provider shall provide Distributor, the Trust or the representative of either, copies of all such records.

            (b) Service Provider shall maintain and transmit to Distributor information on sales, redemptions and exchanges of Shares of each Fund by state or jurisdiction of residence of individual Customers and any other information requested by Distributor to enable Distributor or its affiliates to properly register or report the sale of the Shares under the securities, licensing or qualification laws of the various states and jurisdictions. Such information shall be provided in a form mutually agreeable to Distributor and Service Provider.

      7. Operations of the Funds. Nothing in this Agreement shall in any way limit the authority of the Trust or Distributor to take such lawful action as either may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's Board of Trustees from taking any actions deemed necessary by such Trustees in furtherance of their fiduciary duties to the Trust and its shareholders, which, among other things, may include the refusal to sell Shares of any Fund to any person, or to suspend or terminate the offering of the Shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Fund.

      8. Proprietary Rights. Janus International Holding LLC ("Janus Holding") or its affiliate is the sole owner of the name and mark "Janus." All references contained in this Agreement to "the name or mark `Janus'" shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. Neither the Service Provider, nor its affiliates, employees, or agents shall, without prior written consent of Janus Holding, use the name or mark "Janus" or make representations regarding the Trust, Distributor, Janus Holding, or their affiliates, or any products or services sponsored, managed, advised, or administered by the Trust, Distributor, Janus Holding or their affiliates, except those contained in the then-current Prospectus and the then-current printed sales literature for the Shares of the Funds. The Service Provider will make no use of the name or mark "Janus" except as expressly provided in this Agreement or expressly authorized by Janus Holding in writing. All goodwill associated with the name and mark "Janus" shall inure to the benefit of Janus Holding or its affiliate. Upon termination of this Agreement for any reason, the Service Provider shall immediately cease any and all use of any Janus mark(s).

      9. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

      10. Representations, Warranties and Agreements. The Service Provider represents, warrants, and covenants that:

            (a) The Service Provider will comply in all material respects with all applicable laws, rules and regulations;

            (b) The Service Provider is authorized to enter into this Agreement;

            (c) The Service Provider is registered with the SEC as a broker and dealer pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), is a member in good standing of the NASD and is qualified to conduct business under the laws of any applicable state in which the Shares may be sold, or is not required to be so registered in order to enter into and perform the services set forth in this Agreement;

            (d) The performance of the duties and obligations and provision of services by Service Provider as described in this Agreement and the receipt of the fee provided in this Agreement will not violate federal or state banking law, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), federal or state securities laws, or any other applicable law;

            (e) The fee arrangement under this Agreement will be disclosed to each Customer prior to the Service Provider's receipt of fees hereunder;

            (f) [SELECT ALTERNATIVE A OR B] A. [Neither Service Provider, nor any affiliate, will be a "fiduciary" of the Customers as such term is defined in
Section 3(21) of

ERISA and Section 4975 of the Code.] B. [Service Provider will reduce the fees it charges to the Customers by an amount equal to the fees paid pursuant to this Agreement.] The receipt of the fees described in this Agreement by the Service Provider will not constitute a non-exempt "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code;

            (g) If Service Provider intends to offer Shares to its Customers as part of a fee-based account program, such program will comply with any law, rule or regulation applicable to it including, but not limited to, the safe harbor provisions of Rule 3a-4 under the 1940 Act;

            (h) Each transaction shall be for the accounts of Customers and not for Service Provider's own account;

            (i) Any information Service Provider provides to Customers concerning the Funds will be based on information contained in the Prospectus or SAI for the Funds, or on promotion materials or sales literature that the Distributor furnishes to the public;

            (j) Service Provider will distribute Fund Prospectuses, SAIs, proxy materials and other shareholder communications to Customers in accordance with applicable regulatory requirements, except to the extent the Distributor expressly undertakes in writing to do so;

            (k) Service Provider will not effect any transactions (including, without limitation, any purchases, exchanges and redemptions) in any Fund Shares, registered in the name of, or beneficially owned by, any Customer, unless to Service Provider's knowledge, such Customer has granted to Service Provider full right, power and authority to effect such transactions on such Customer's behalf;

            (l) Service Provider will obtain from each Customer for whom it acts as agent for the purchase of Fund Shares any taxpayer identification number certification and such other information as may be required from time to time under the Code, and the regulations thereunder, and will provide Distributor or its designee with timely written notice of any failure to obtain such taxpayer identification number certification or other information in order to enable implementation of any required withholding; and

            (m) Service Provider is in compliance with all applicable anti-money laundering laws, rules and regulations including, but not limited to, the U.S.A. PATRIOT Act of 2001, P.L. 107-56.

      11. Confidentiality of Customer Information. The names, addresses and other information concerning Customers are and shall remain the sole property of Service Provider. Neither the Distributor, Janus Services, their affiliates, nor their officers, directors, employees or agents, or any control person of the foregoing persons, shall use such names, addresses or other information for any purpose except in connection with the performance of the Distributor's and Janus Services' duties and responsibilities hereunder and except for shareholder servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, this Section 11 shall not prohibit the Distributor, Janus Services or any of their affiliates from using for any purpose the names, addresses or other information concerning any of Service Provider's Customers if such names, addresses or other information are obtained in any manner other than from Service Provider pursuant to this Agreement. The provisions of this Section 11 shall survive termination of this Agreement.

      12. Market Timing. Service Provider acknowledges that Distributor has the right to refuse any purchase order for any reason, particularly if the Trust determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading by the account or other factors.

      13. Termination.

            (a) Unless sooner terminated with respect to any Fund, this Agreement will continue with respect to a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement will automatically terminate with respect to a Fund in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Fund. This Agreement may be terminated with respect to any Fund by the Distributor or by the Service Provider, without penalty, upon 60 days' prior written notice to the other party, with a copy to Janus Services. This Agreement may also be terminated with respect to any Fund at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Shares of such Fund on 60 days' written notice.

            (c) In addition, any party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

      14. Miscellaneous.

            (a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this

Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

            (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

            (d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (e) All notices and other communications to Service Provider, Janus Services or Distributor will be duly given if mailed or faxed to the address set forth below, or to such other address as any party may provide in writing to the other parties.

   If to Distributor:                                   If to Janus Services

   Janus Distributors LLC                               Janus Services LLC
   100 Fillmore Street                                  100 Fillmore Street
   Denver, Colorado 80206                               Denver, Colorado 80206
   Attn:  General Counsel                               Attn:  General Counsel

   If to the Service Provider:

   _________________________________
   _________________________________
   _________________________________
   _________________________________

JANUS DISTRIBUTORS LLC                      ___________________________________
                                            (Name of Service Provider)

By: ________________________________        By: _______________________________
Name:  Bonnie M. Howe                       Name:
Title: Vice President                       Title:

JANUS SERVICES LLC

By: ________________________________
Name:  Bonnie M. Howe

Title: Vice President

          EXHIBIT A TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

                                    SECTION 1

Fund and Share class                                        One-Time Fee Factor
--------------------                                        -------------------
Class A                                                            [____%]
Class C -- *                                                        1.00%

                                    SECTION 2

Share class                                                Fee Factor per Annum
-----------                                                --------------------
Class A                                                         0.25%
Class C *                                                       1.00%
Investor Shares                                                 0.35%

      The average aggregate amount invested each month in the Shares of each Fund by Customers is multiplied by a pro-rata fee factor. The pro rata fee factor is calculated by: (a) dividing the per annum factor set forth above for the Shares of each Fund by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by Customers who receive services hereunder from the Service Provider (Share NAV multiplied by total number of Shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

------------------
*Certain Funds may become closed to new investors after the date of this Agreement. If a certain Fund closes, such Fund may no longer be available for purchase or may be purchased only under certain restrictions as determined by that Fund and set forth in the Funds' then-current Prospectus.

         EXHIBIT B TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT

Service Provider shall, at Service Provider's expense, provide the following services for Customers:

      Receive, aggregate, and process Customer orders;

      Issue confirmations for transactions by Customers;

      Maintain records for Customers, which records shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances;

      Disburse or credit to Customers, and maintain records of, all proceeds of redemptions of Shares and all other distributions not reinvested in Shares; and

      Prepare and transmit to Customers periodic account statements showing the total number of Shares owned by the Customers as of the statement closing date, purchases and redemptions of Shares by the Customers during the period covered by the statement, and the dividends and other distributions paid to the Customers during the statement period (whether paid in cash or reinvested in Shares).

      Other (specify) _________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________

          EXHIBIT C TO DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENT
                  NON-NSCC TRADING AND SETTLEMENT REQUIREMENTS

1.    TRADING REQUIREMENTS

      A. All trades must be netted (i.e., one purchase or redemption per Fund, per account). For example: a purchase for $2,000 and a redemption for $500 should be netted into one purchase for $1,500.

      B. All trades must be submitted in dollars. No Share trades will be accepted.

      C. No exchanges will be accepted, sell/buys must be requested.

      D. Electronic or typed trade requests must be received by Janus Services prior to 9:00 a.m. EST.

      E. All trades will be processed at the public offering price.

2.    SETTLEMENT REQUIREMENTS

      A. Service Provider will send Janus Services one combined purchase wire for all purchase orders by 2:00 p.m. EST on Day Two.

      B. Janus Services will send one combined wire for all redemption proceeds by 4:00 p.m. EST on Day Two.